                             SECURITIES AND EXCHANGE COMMISSION
                                     450 Fifth Street, NW
                                     Washington, DC  20549

                        ------------------------------------------

                                          FORM 8-K
                                       CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                              For the Month of September, 1999

                                 PNC MORTGAGE SECURITIES CORP.
                              MORTGAGE PASS-THROUGH CERTIFICATES,
                                     SERIES:  1998-9
                 (Exact name of the registrant as specified in charter)

                 Delaware                333-50053            36-4253064
               (State or other         (Commission          (IRS Employer
               jurisdiction of         File Number)         Identification
               Incorporation)                               Number)


                                   75 NORTH FAIRWAY DRIVE
                                   VERNON HILLS, IL  60061

                         (Address of principal executive offices)

                    Registrant's telephone number, including area code:

                                      (847) 549-6500

ITEM 5.

     See Exhibit A, the Distribution Report for the Month of September, 1999, attached hereto.

ITEM 7.

    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS:


     EXHIBITS:

     A.   PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates,
          SERIES:  1998-9   , Monthly Distribution Report for September 1999.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    October 6, 1999

                                              PNC MORTGAGE SECURITIES CORP.
                                              (Registrant)

                                              By:   /s/ (RICHIE MOORE)
                                                    ------------------
                                                    RICHIE MOORE
                                                    SECOND VICE PRESIDENT

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                         WEIGHTED AVERAGE PC RATE: 6.6331
----------------------------------------------------------------------------------------
ISSUE DATE:   09/28/1998
CERTIFICATE BALANCE AT ISSUE:   $191,924,303.76

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               498                       $164,519,052.14
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $140,276.15
   Unscheduled Principal Collection/Reversals                   $128,626.60
   Liquidations-in-full                              9        $3,392,862.68
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,661,765.43   -$3,661,765.43

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  489                       $160,857,286.71

SCHEDULED INTEREST AT MORTGAGE RATE:                          $1,010,606.09

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                        -$1.73
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                              -$1.73

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                               $101,393.48

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                     -$0.08
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                          -$0.08

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $4,570,976.23


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                     WEIGHTED AVERAGE PC RATE: 6.6331
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,661,765.43       $909,212.61            -$1.73       $909,210.88             $0.00     $4,570,978.04


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI               $20,709,281.56              $0.00                $0.00             $0.00     $20,709,281.56

  SPECIAL HAZARD     $6,226,379.00              $0.00                $0.00             $0.00      $6,226,379.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $151,154.04              $0.00                $0.00             $0.00        $151,154.04
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          4    $1,313,318.83         0            $0.00         1      $277,046.51

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class I-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-9 group I Certificates (the "Certificates").

The Class Principal Balances of each Class of the Class I-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

                   Class         Class Principal Balance

                    I-AM            $8,552,854.44






Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
September 28, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.
The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF August 31, 1999):

SERIES:  1998-9 (1466)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $160,857,286.71**    $1,590,365.34***     $1,313,318.83***

NUMBER                        489                  5                    4

% OF POOL
(DOLLARS)                  100.00%              0.99%                0.82%

% OF POOL
(NO. OF LOANS)             100.00%              1.02%                0.82%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***      $277,046.51***            $0.00***

NUMBER                          0                   1                   0

% OF POOL
(DOLLARS)                    0.00%               0.17%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.20%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 1999 scheduled payments and August 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of August 31, 1999.

Trading Factor, calculated as of distribution date : 0.83812880.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 1999, and unscheduled prepayments in months prior to September ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                         WEIGHTED AVERAGE PC RATE: 6.5226
----------------------------------------------------------------------------------------
ISSUE DATE:   09/28/1998
CERTIFICATE BALANCE AT ISSUE:   $177,376,357.45

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               362                       $119,134,994.79
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month              $463,252.38
   Unscheduled Principal Collection/Reversals                    $87,352.59
   Liquidations-in-full                              1          $329,656.19
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                    $880,261.16     -$880,261.16

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  361                       $118,254,733.63

SCHEDULED INTEREST AT MORTGAGE RATE:                            $697,280.77

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $5.80
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $5.80

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $49,722.64

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.21
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.21

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $1,527,825.30


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                     WEIGHTED AVERAGE PC RATE: 6.5226
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
     $880,261.16       $647,558.13             $5.80       $647,563.93             $0.00     $1,527,819.29


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI               $20,709,281.56              $0.00                $0.00             $0.00     $20,709,281.56

  SPECIAL HAZARD     $6,226,379.00              $0.00                $0.00             $0.00      $6,226,379.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $151,154.04              $0.00                $0.00             $0.00        $151,154.04
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          1      $223,428.52         0            $0.00         0            $0.00

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         0             $0.00               0                   $0.00



The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class II-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group II Certificates (the "Certificates").

The Class Principal Balances of each Class of the Class II-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:

                   Class         Class Principal Balance

                   II-AM           $3,080,378.84






Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
September 28, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.
The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF August 31, 1999):

SERIES:  1998-9 (1467)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT     $118,254,733.63**      $223,428.52***       $223,428.52***

NUMBER                        361                  1                    1

% OF POOL
(DOLLARS)                  100.00%              0.19%                0.19%

% OF POOL
(NO. OF LOANS)             100.00%              0.28%                0.28%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT               $0.00***            $0.00***            $0.00***

NUMBER                          0                   0                   0

% OF POOL
(DOLLARS)                    0.00%               0.00%               0.00%

% OF POOL
(NO. OF LOANS)               0.00%               0.00%               0.00%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT               $0.00***

NUMBER                          0

% OF POOL
(DOLLARS)                   0.00%

% OF POOL
(NO. OF LOANS)              0.00%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 1999 scheduled payments and August 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of August 31, 1999.

Trading Factor, calculated as of distribution date : 0.66668825.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 1999, and unscheduled prepayments in months prior to September ) can be calculated.

                                                               EXHIBIT A
                            PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                         WEIGHTED AVERAGE PC RATE: 7.3797
----------------------------------------------------------------------------------------
ISSUE DATE:   09/28/1998
CERTIFICATE BALANCE AT ISSUE:   $125,236,271.41

                                                              CERTIFICATE
                                                   TOTAL      ACCOUNT       CERTIFICATE
                                                   NUMBER OF  ACTIVITY      BALANCE
                                                   MORTGAGES  (@ PC RATE)   OUTSTANDING
                                                   ---------  ------------  ---------------
BALANCES FROM LAST FISCAL MONTH-END:               309                        $95,344,692.16
PRINCIPAL POOL COLLECTION(S):
   Scheduled Principal Collected Due Current Month               $65,050.25
   Unscheduled Principal Collection/Reversals                     $9,970.87
   Liquidations-in-full                             12        $3,714,397.18
   Principal Balance Sales Adjustments                                $0.00
   Net Principal Distributed                                  $3,789,418.30   -$3,789,418.30

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                   $0.00

BALANCE CURRENT FISCAL MONTH-END:                  297                        $91,555,273.86

SCHEDULED INTEREST AT MORTGAGE RATE:                            $673,576.09

UNSCHEDULED INTEREST AT MORTGAGE RATE:
   Unscheduled Interest Collections/Reversals                         $0.00
   Interest Sales Adjustments                                         $0.00
   Interest Accrual Adjustment                                        $0.00
   Interest Uncollected on Liquidation                                $0.00
   Interest Uncollected on Non-Earning Assets                         $0.00
   Net Unscheduled Interest Distributed                               $0.00

OTHER:
   Loan Conversion Fees                                               $0.00
   Expense Reimbursements                                             $0.00
   Gain on Liquidations                                               $0.00
   Hazard Insurance Premium Refunds                                   $0.00
   Net Other Distributions                                            $0.00

SCHEDULED SERVICING FEE EXPENSES:                                $87,303.13

UNSCHEDULED SERVICING FEES:
   Unscheduled Service Fee Collections/Reversals                      $0.00
   Servicing Fees Sales Adjustments                                   $0.00
   Servicing Fees Accrual Adjustments                                 $0.00
   Servicing Fees Uncollected on Liquidation                          $0.00
   Servicing Fees Uncollected/Non-Earning Assets                      $0.00
   Net Unscheduled Service Fees Distributed                           $0.00

MISCELLANEOUS EXPENSES:                                               $0.00

NET FUNDS DISTRIBUTED:                                        $4,375,691.26


                           PNC MORTGAGE SECURITIES CORP.
                                   MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             09/1999 DISTRIBUTION REPORT

PROCESSING MONTH:  08/1999

SERIES:  1998-9                                     WEIGHTED AVERAGE PC RATE: 7.3797
----------------------------------------------------------------------------------------


AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
----------------------------------------------------------------------------------------
LOAN COUNT OF               AGGREGATE LOSS
INCURRED LOSSES             AMOUNT
         0                             $0.00


SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
----------------------------------------------------------------------------------------
PRINCIPAL         SCHEDULED         INTEREST          NET INTEREST                        TOTAL
DISTRIBUTION      INTEREST DUE      ADJUSTMENT        DISTRIBUTION      OTHER             DISTRIBUTION
   $3,789,418.30       $586,272.96             $0.00       $586,272.96             $0.00     $4,375,691.26


INSURANCE RESERVES*
-------------------

                                                                                                      COVERAGE
  INSURANCE TYPE  ORIGINAL BALANCE  CLAIMS IN PROGRESS         CLAIMS PAID       ADJUSTMENTS         REMAINING
  --------------  ----------------  ------------------         -----------       -----------         ---------
  MPI               $20,709,281.56              $0.00                $0.00             $0.00     $20,709,281.56

  SPECIAL HAZARD     $6,226,379.00              $0.00                $0.00             $0.00      $6,226,379.00

  BANKRUPTCY BOND
    SINGLE -UNITS      $151,154.04              $0.00                $0.00             $0.00        $151,154.04
      MULTI-UNITS            $0.00              $0.00                $0.00             $0.00              $0.00

  MORTGAGE
    REPURCHASE               $0.00              $0.00                $0.00             $0.00              $0.00




DELINQUENT INSTALLMENTS
-----------------------


              ONE                         TWO                         THREE
     -----------------------     ----------------------     ----------------------
     COUNT      PRIN BALANCE     COUNT     PRIN BALANCE     COUNT     PRIN BALANCE
     -----------------------     ----------------------     ----------------------
          6    $1,773,837.60         2      $490,779.60         2      $720,913.33

          IN FORECLOSURE                          ACQUIRED
     -----------------------              ----------------------
     COUNT      PRIN BALANCE            COUNT     PRIN BALANCE
     -----------------------              ----------------------
         1       $383,766.53               1             $247,347.95



The Mortgage Pool Insurance Policy, the Special Hazard Insurance Policy and the Bankruptcy and Extraordinary Hazard Insurance Expense Reserve Fund (collectively, the "Credit Enhancements") described above cover losses on Mortgage Loans in all of the Loan Groups, subject to the conditions and limitations to payment specified thereunder. Losses on Mortgage Loans in any particular Loan Group or Loan Groups may exhaust the coverage provided by the Credit Enhancements even if the Mortgage Loans in the other Loan Group or Loan Groups have not sustained any losses. The Class III-AM Certificates provide, to the limited extent described in the Prospectus Supplement, credit support, as well as special hazard, bankruptcy, and fraud coverage, to certain classes of the 1998-8 group III Certificates (the "Certificates").

The Class Principal Balances of each Class of the Class III-AM Certificates after the Distribution Date immediately preceding the date of this report are as follows:


                   Class         Class Principal Balance

                  III-AM            $8,698,577.66






Capitalized terms used but not defined herein will have the meanings ascribed to them in the Prospectus Supplement. The "Prospectus Supplement" is that certain Prospectus Supplement, dated
September 28, 1998, to that certain Prospectus, dated June 24, 1998, delivered in connection with the offering of the PNC Mortgage Securities Corp. Series 1998-8 Mortgage Pass-Through Certificates.
The amount of the special hazard coverage, bankruptcy coverage, and fraud coverage, as of the above referenced distribution date, is $6,226,379.00, $151,154.04, $.00 respectively.

                                                                           EXHIBIT A
                  DELINQUENT* MORTGAGE LOANS (AS OF August 31, 1999):

SERIES:  1998-9 (1468)
                          I                  II                III
                    TOTAL LOANS            TOTAL
                          IN               DELINQ.      LOANS DELINQUENT
                    MORTGAGE POOL          LOANS            1 MONTH
                  -------------------------------------------------------
DOLLAR AMOUNT      $91,555,273.86**    $3,616,645.01***     $1,773,837.60***

NUMBER                        297                 12                    6

% OF POOL
(DOLLARS)                  100.00%              3.95%                1.94%

% OF POOL
(NO. OF LOANS)             100.00%              4.04%                2.02%

                        IV                   V                VI

                 LOANS DELINQUENT    LOANS DELINQUENT      LOANS IN
                    2 MONTH               3 MONTH         FORECLOSURE
                  -------------------------------------------------------
DOLLAR AMOUNT         $490,779.60***      $720,913.33***      $383,766.53***

NUMBER                          2                   2                   1

% OF POOL
(DOLLARS)                    0.54%               0.79%               0.42%

% OF POOL
(NO. OF LOANS)               0.67%               0.67%               0.34%


                         VII
                        LOANS
                       ACQUIRED
                  ------------------
DOLLAR AMOUNT         $247,347.95***

NUMBER                          1

% OF POOL
(DOLLARS)                   0.27%

% OF POOL
(NO. OF LOANS)              0.34%

* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all September 01, 1999 scheduled payments and August 01, 1999 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of August 31, 1999.

Trading Factor, calculated as of distribution date : 0.73106036.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including September 01, 1999, and unscheduled prepayments in months prior to September ) can be calculated.